                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

-----------------------------------------------------------------------------
REGISTRANT NAME                           FILE NOS.
-----------------------------------------------------------------------------
VARIABLE SEPARATE ACCOUNT                 002-86837 / 811-03859
                                          033-47473 / 811-03859
                                          333-25473 / 811-03859
                                          333-55740 / 811-03859
                                          333-58234 / 811-03859
                                          333-65118 / 811-03859
                                          333-58314 / 811-03859
                                          333-66114 / 811-03859
                                          333-91860 / 811-03859
                                          333-102906 / 811-03859
                                          333-134869 / 811-03859
                                          333-137895 / 811-03859
                                          333-137887 / 811-03859
                                          333-137892 / 811-03859
                                          333-137867 / 811-03859
                                          333-147006/ 811-03859
                                          333-144000 / 811-03859
                                          333-174625 / 811-03859
                                          333-157199/ 811-03859
                                          333-137873 / 811-03859
                                          333-172003 / 811-03859
                                          333-175414 / 811-03859
-----------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT ONE              033-32569 / 811-04296
-----------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT TWO              033-81472 / 811-08626
-----------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FOUR             033-86642 / 811-08874
-----------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FIVE             333-08859 / 811-07727
                                          333-67685 / 811-07727
                                          333-66106 / 811-07727
                                          333-64338 / 811-07727
                                          333-92396 / 811-07727
                                          333-134870 / 811-07727
                                          333-137827 / 811-07727
                                          333-147676 / 811-07727
                                          333-137864 / 811-07727
                                          333-137860 / 811-07727
                                          333-147007 / 811-07727
                                          333-137866 / 811-07727
-----------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT SEVEN            333-63511 / 811-09003
                                          333-65965 / 811-09003
                                          333-137862 / 811-09003
                                          333-137882 / 811-09003
                                          333-172054  /811-09003
-----------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT NINE             333-90328 / 811-21096
                                          333-90324 / 811-21096
                                          333-88414 / 811-21096
                                          333-89468 / 811-21096
-----------------------------------------------------------------------------



/s/ JANA W. GREER                  Director , President &         April 25, 2012
---------------------------        Chief Executive Officer
JANA W. GREER                   (Principal Executive Officer)

/s/ MICHAEL J. AKERS                      Director                April 25, 2012
---------------------------
MICHAEL J. AKERS

/s/ WILLIAM J. CARR                       Director                April 25, 2012
---------------------------
WILLIAM J. CARR

/s/ N. SCOTT GILLIS                 Director, Senior Vice         April 25, 2012
---------------------------              President &
N. SCOTT GILLIS                    Chief Financial Officer
                                (Principal Financial Officer)

/s/ ROGER E. HAHN                         Director                April 25, 2012
---------------------------
ROGER E. HAHN

/s/ WILLIAM J. KANE                       Director                April 25, 2012
---------------------------
WILLIAM J. KANE

/s/ SCOTT H. RICHLAND                     Director                April 25, 2012
---------------------------
SCOTT H. RICHLAND

/s/ STEWART R. POLAKOV             Senior Vice President &        April 25, 2012
---------------------------              Controller
STEWART R. POLAKOV             (Principal Accounting Officer)